SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 10, 2005
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 — Regulation FD Disclosure
SIGNATURES
EX-99.1: PRESS RELEASE

Item 7.01 – Regulation FD Disclosure
Today Barr Pharmaceuticals, Inc. announced that its subsidiary, Duramed Pharmaceuticals, Inc., has completed its acquisition of FEI Women’s Health, LLC. A copy of the press releases is attached to this current report as Exhibits 99.1 and is incorporated herein by reference.
     (c) Exhibits
99.1	Press release issued by Barr Pharmaceuticals, Inc., dated November 10, 2005, announcing the completion of Duramed Pharmaceuticals, Inc. acquisition of FEI Women’s Health, LLC.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.

Date: November 10, 2005	/s/ William T. McKee

William T. McKee Vice President, Chief Financial Officer, and Treasurer